UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2019

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Item 2.02.Results of Operations and Financial Condition.

The information contained in Item 7.01 is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2019, The LGL Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the three and nine months ended September 30, 2019, and other financial information. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management will host a conference call tomorrow, November 13 at 11:00 a.m. eastern time to review the Company's 2019 third quarter results. Participants are invited to access the call by dialing (844) 401-3350 (within the United States), or (248) 847-2523 (international callers) approximately fifteen minutes before the conference start time and provide the conference ID 3798199.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibits hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01.	Other.

LGL has acquired membership interests in LGL Systems Acquisition Holding Company, LLC (the “Sponsor”), the sponsor of LGL Systems Acquisition Corp. (NASDAQ: DFNS), a special purpose acquisition company formed for the purpose of effecting a business combination in the aerospace, defense and communications industries (the “SPAC”).  On November 6, 2019, LGL Group contributed $3.35 million to the Sponsor to fund the Sponsor’s purchase of private warrants in a private placement that is scheduled to close simultaneously with the consummation of the SPAC’s initial public offering. Each private warrant is exercisable to purchase one share of common stock of the SPAC at an exercise price of $11.50 per share, subject to adjustment. The proceeds from the private warrants will be added to the proceeds from the SPAC’s initial public offering to be held in a trust account. If the SPAC does not complete a business combination within 24 months from the closing of the SPAC’s initial public offering, the proceeds from the sale of the private warrants will be used to fund the redemption of the shares sold in the SPAC’s initial public offering (subject to the requirements of applicable law), and the private warrants will expire worthless.  There is no assurance that the SPAC will be successful in completing a business combination or that any business combination will be successful.  The LGL Group can lose its entire investment in the SPAC if a business combination is not completed within 24 months or if the business combination is not successful, which may adversely impact LGL’s stockholder value.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release dated November 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2019	THE LGL GROUP, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer